▲fulfillment of

EXHIBIT 99.2

The following certification is provided by the undersigned Chief Financial Officer of Midwest Banc Holdings, Inc. on the basis of such officer’s knowledge and belief for the sole purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

CERTIFICATION

In connection with the Annual Report of Midwest Banc Holdings, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on April 15, 2003 (the “Report”), I, Daniel R. Kadolph, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Daniel R. Kadolph

Name: Daniel R. Kadolph
Title:	Senior Vice President and
Chief Financial Officer
Date: April 16, 2003